Ohio National Fund, Inc.

Supplement dated July 26, 2022

to the Summary Prospectus dated April 29, 2022

The following supplements and amends the summary prospectus dated April 29, 2022:

Effective August 19, 2022, Intech Investment Management LLC is replacing Janus Henderson Investors US LLC as sub-adviser to the ON Janus Henderson U.S. Low Volatility Portfolio (the “Portfolio”). In connection with this change in sub-advisers, the Portfolio is being renamed as the ON U.S. Low Volatility Portfolio and the Portfolio’s advisory and sub-advisory fees are being reduced.

As a result of these changes, the prospectus is amended as follows:

All references to the ON Janus Henderson U.S. Low Volatility Portfolio are deleted and replaced with references to the ON U.S. Low Volatility Portfolio, and all references to Janus Henderson Investors US LLC, are deleted.

Additionally, the information under the following headings is amended as noted:

Fees and Expenses of the Portfolio

The Annual Fund Operating Expenses table is deleted in its entirety and replaced with the following table:

Shareholder Fees (fees paid directly from your investment): N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees	0.57%
Distribution and/or Service (12b-1) Fees	None
Other expenses*	0.03%
Total Annual Fund Operating Expenses**	0.60%

*	Annualized

**	The expense information in the table has been restated to reflect current fees as if they had been in effect during the previous fiscal year to reflect a reduction in the Management Fees effective August 19, 2022.

Management

The paragraph under “Management” is deleted in its entirety and replaced with the following paragraph:

Ohio National Investments, Inc. serves as the investment adviser for the Portfolio. Intech serves as the investment sub-adviser for the Portfolio. Intech has been a sub-adviser for the Portfolio since August 2022 and prior to that was a sub-subadviser for the Portfolio under a sub-subadvisory agreement with the Portfolio’s former sub-adviser since June 2021. Adrian Banner, Ph.D., Chief Executive Officer and Chief Investment Officer of Intech, and Vassilios Papathanakos, Ph.D., Deputy Chief Investment Officer of Intech, have been portfolio managers of the Portfolio since June 2021.

*            *             *

Please retain this supplement with your Prospectus for future reference.